3. MATERIAL ACCOUNTING POLICY INFORMATION: m) Impairment of non-financial assets (Policies)	12 Months Ended
Dec. 31, 2024
Policies
m) Impairment of non-financial assets

m)Impairment of non-financial assets

The carrying amount of the Company’s long-lived assets (which include exploration and evaluation assets) is reviewed for impairment if there is any indication that the carrying amount may not be recoverable. If any such indication is present, the recoverable amount of the asset is estimated in order to determine whether impairment exists. An asset’s recoverable amount is the higher of fair value less costs to sell and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value, using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset for which estimates of future cash flows have not been adjusted. Where the asset does not generate cash flows that are independent from other assets, the Company estimates the recoverable amount of the cash generating unit to which the asset belongs.

If the recoverable amount of an asset or cash generating unit is estimated to be less than its carrying amount, the carrying amount is reduced to the recoverable amount. Impairment is recognized immediately as a charge in the statement of comprehensive loss. Where an impairment subsequently reverses, the carrying amount is increased to the revised estimate of recoverable amount but only to the extent that this does not exceed the carrying value that would have been determined if no impairment had previously been recognized. A reversal is recognized as a recovery in the statement of comprehensive loss for the period.